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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                March 22, 2001

                         WESTERN MULTIPLEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   Delaware                        000-30993                     52-219-8231
(State or Other                 (Commission File              (I.R.S. Employer
Jurisdiction                         Number)                 Identification No.)
of Incorporation)
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                                1196 Borregas Avenue,
                             Sunnyvale, California 94089
                 (Address of Principal Executive Offices) (Zip Code)
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                 Registrant's Telephone Number, Including Area Code:
                                   (408) 542-5200
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Item 2.    Acquisition or Disposition of Assets.

     On March 22, 2001, Western Multiplex Corporation consummated the acquisition of WirelessHome Corporation. A copy of the press release announcing the effectiveness of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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(c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.     TITLE
------------    -----
  99.1          Press Release, dated as of March 22, 2001, of Western Multiplex
                Corporation.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2001

                              Western Multiplex Corporation



                              By:   /s/ Nancy Huber
                                 ----------------------------------
                                  Name:  Nancy Huber
                                  Title: Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------
 99.1            Press Release, dated as of March 22, 2001, of Western Multiplex
                 Corporation.